Net finance costs	12 Months Ended
Dec. 31, 2025
Net finance costs
Net finance costs

7 Net finance costs

Accounting policy Interest on borrowings is expensed as incurred. The cost of issuing borrowings is generally expensed over the period of borrowing to produce a constant periodic rate of charge.

	2023 GBPm	2024 GBPm	2025 GBPm
Interest on short-term bank loans, overdrafts and commercial paper	(31)	(48)	(47)
Interest on term debt	(263)	(228)	(222)
Interest on lease liabilities	(6)	(5)	(4)
Total borrowing costs	(300)	(281)	(273)
Losses on loans and derivatives not designated as hedges	(20)	(20)	(30)
Fair value (losses)/gains on designated fair value hedge relationships	(2)	(2)	2
Net interest on defined benefit pension schemes	(1)	(1)	3
Finance costs	(323)	(304)	(298)
Interest on bank deposits	8	6	12
Finance income	8	6	12
Net finance costs	(315)	(298)	(286)

In March 2025, the Group entered into cross-currency interest rate swaps to increase its exposure to debt in euro and Japanese yen. This provides a hedge of part of the Group’s earnings in those currencies, but the nature of the Group’s assets in those currencies on a reported basis means that the interest rate swaps do not qualify for net investment hedge accounting. The fair value movements in these instruments in the period were net losses of £5m (2024: nil; 2023: nil) and included in losses on loans and derivatives not designated as hedges.

Gains of nil (2024: gains of £1m; 2023: losses of £2m) on derivatives designated as cash flow hedges were recognised in other comprehensive income and accumulated in the hedge reserve, and may be reclassified to the consolidated income statement in future periods. Losses of £1m (2024: £2m; 2023: £1m) in total were transferred from the hedge reserve in the year.

In 2023, the interest charge on term debt included a charge of £26m in respect of the early redemption of bonds that were due to be repaid in August 2027.